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                          EATON VANCE LOW DURATION FUND

                            Supplement to Prospectus
                            dated September 13, 2002


The following replaces the fourth sentence of "Distribution and Service Fees" under "Sales Charges":

The principal underwriter pays commissions to investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) of 3.0% and 1.00%, respectively, of the purchase price of the shares.





October 1, 2002                                                            LDFPS